Exhibit 99.1

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement, dated as of October 18, 2005 (this “Amendment”), is entered into among FC 2 CORP., a Delaware corporation (“Holdings”), FOUNDATION COAL CORPORATION, a Delaware corporation (“Acquisition Corp.” and together with Holdings, the “Parent Guarantors”), FOUNDATION PA COAL COMPANY, a Delaware corporation (the “Borrower”) and Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Credit Agreement dated as of July 30, 2004 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Parent Guarantors, the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, UBS AG, Stamford Branch, Bear Stearns Corporate Lending, Inc. and Natexis Banques Populaires, as Co-Documentation Agents and Citigroup Global Markets Inc. and Credit Suisse First Boston as Co-Syndication Agents and Joint Lead Arrangers.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Credit Agreement has previously been amended by Amendment No. 1 to the Credit Agreement on November 12, 2004;

WHEREAS, the Borrower and Lenders wish to make certain other amendments set forth in Section 1 below;

Now, therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.           Amendments to the Credit Agreement

(a)           Section 1.01 of the Credit Agreement is amended by (i) deleting the definition of “Permitted Business Acquisition” and (ii) inserting the following in lieu thereof:

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’

qualifying shares) in, a person or division, line of business, coal mine or other operating facility, of a person (or any subsequent investment made in a person, division, line of business, coal mine or other operating facility, previously acquired in a Permitted Business Acquisition) if (a) such acquisition was not preceded by, or effected pursuant to, an unsolicited or hostile offer and (b) immediately after giving effect thereto:  (i) no Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; and (iii) (A) Holdings and the Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.11 and 6.12 recomputed as at the last day of the most recently ended fiscal quarter of Holdings and the Subsidiaries, and Holdings shall have delivered to the Administrative Agent a certificate of a Responsible Officer of Holdings to such effect, together with all relevant financial information for such Subsidiary or assets, and (B) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01).

(b)           Section 5.04 shall be amended by (i) replacing the period at the end of clause (j) with “;” and (ii) adding the following proviso at the end of such Section:

“provided that so long as Holdings has no material assets or liabilities (other than its investment in Acquisition Corp.), Holdings may satisfy the financial statement and other delivery requirements set forth in clauses (a) and (b) above by delivery of consolidated financial statements and other certificates of Acquisition Corp. (i.e., substituting Acquisition Corp. for Holdings in each of such clauses).”

(c)           Subsection 6.01(e) shall be amended by (i) deleting the phrase “Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or to any other Subsidiary” before the proviso thereof and (ii) inserting the following in lieu thereof:

“Indebtedness of Holdings to any Subsidiary and of any Subsidiary to Holdings or to any other Subsidiary”

(d)           Subsection 6.10(a) shall be amended by deleting it in its entirety and replacing it with the following:

“(a)         During any fiscal year Holdings and the Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed the amount set forth opposite such fiscal year below:

Year	Amount
2004	$120,000,000.000
2005	$150,000,000.000
2006	$160,000,000.000
2007	$180,000,000.000
2008 or thereafter	$200,000,000.000

Section 2.           Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 2 Effective Date”) by the Administrative Agent:

(a)           Executed Counterparts.  The Administrative Agent shall have received this Amendment, duly executed by the Parent Guarantors, the Borrower, the Administrative Agent and the Required Lenders; and

(b)           Corporate and Other Proceedings.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent.

Section 3.           Representations and Warranties

On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)           this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

(b)           each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 2 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)           no Default or Event of Default has occurred and is continuing (except for those that are waived).

Section 4.           Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Expenses; Indemnity) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 5.           Reference to the Effect on the Loan Documents

(a)           As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           This Amendment is a Loan Document.

Section 6.           Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.           Governing Law

This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 8.           Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9.           Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10.        Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12.            Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

FC 2 CORP., as a Parent Guarantor

By:	/s/ Frank J. Wood
Name:	Frank J. Wood
Title:	Senior Vice President & CFO

FOUNDATION COAL CORPORATION, as a Parent Guarantor

By:	/s/ Frank J. Wood
Name:	Frank J. Wood
Title:	Senior Vice President & CFO

FOUNDATION PA COAL COMPANY, as the Borrower

By:	/s/ Frank J. Wood
Name:	Frank J. Wood
Title:	Senior Vice President & CFO

CITICORP NORTH AMERICA, INC.
as Administrative Agent and Lender

By:	/s/ Daniel J. Miller
Name:	Daniel J. Miller
Title:	Vice President

ALLSTATE LIFE INSURANCE COMPANY
[LENDER], as a Lender

By:	/s/Chris Goergen
Name:	Chris Georgen

By:	/s/ Breege A. Farrell
Name:	Breege A. Farrell

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured
Management, Inc.
As Sub-Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

AMMC CDO IT, LIMITED
By:	American Money Management
Corp.,
As Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AVALON CAPITAL LTD.
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

AVALON CAPITAL LTC. 3
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

BALLANTYNE FUNDING LLC,
as a Lender

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

Bank of Montreal,
as a lender

By:	/s/ R. Wright
Name:	R. Wright
Title:	Vice-President

BEAR STEARNS CORPORATE LENDING INC.,
as a Lender

By:	/s/ Richard Bram Smith
Name:	Richard Bram Smith
Title:	Vice President

BIG SKY SENIOR LOAN FUND, ltd
as a Lender
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

BLUDE SQUARE FUNDING LIMITED SERIES 3,
as a Lender

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

Bushnell CBNA Loan Funding LLC, for itself or as
agent for Bushnell Loan Funding LLC
as a Lender

By:	/s/ Mat Thomason
Name:	Mat Thomason
Title:	Assistant Vice President

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

CITIBANK, N.A.
as a Lender

By:	/s/ David E. Graber
Name:	David E. Graber
Title:	Attorney in Fact

CRÉDIT INDUSTRIEL et COMMERCIAL
as a Lender

By:	/s/ Brian O’Leary /s/ Sean Mounier
Name:	Brian O’Leary	Sean Mounier
Title:	Vice President First Vice President

CREDIT SUISSE, Cayman Islands Branch
(formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Island Branch), as a Lender

By:	/s/ Paul L. Colón
Name:	Paul L. Colón
Title:	Director

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Associate

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR LOAN FUND
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE CDO III, LTD.
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

CONSTANTNUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE CDO VI, LTD.
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE FLOATING RATE
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR
FLOATING RATE TRUST
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

ELF FUNDING TRUST I
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc.
Its General Partner

By:	/s/ David W. Lancelot
Name:	David W. Lancelot
Title	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital
Management, L.P.

EMERALD ORCHARD LIMITED
as a Lender

By:	/s/ Lazina Khan
Name:	Lazina Khan
Title:	Loans Officer

FRANKLIN FLOATING RATE DAILY ACCESS FUND; FRANKLIN FLOATING RATE MASTER SERIES; FRANKLIN CLO, II LIMITED; FRANKLIN CLO III, LIMITED
as a Lender

By:	/s/ Tyler Chan
Name:	Tyler Chan
Title:	President

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND
RESEARCH
as a Lender

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

HARBOUR TOWN FUNDING LLC,
as a Lender

	By:	/s/ M. Christina Higgins
	Name:	M. Christina Higgins
	Title:	Assistant Vice President

ING PRIME RATE TRUST
	By:	ING investment Management Co.
As its Investment manager

	By:	/s/Charles E. LeMieux, CFA
	Name:	Charles E. LeMieux, CFA
	Title:	Vice President

INC SENIOR INCOME FUND
	By:	ING investment Management Co.
as its Investment manager

	By:	/s/Charles E. LeMieux, CFA
	Name:	Charles E. LeMieux, CFA
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO I LTD.
	By:	ING investment Management Co.
as its Investment manager

	By:	/s/Charles E. LeMieux, CFA
	Name:	Charles E. LeMieux, CFA
	Title:	Vice President

INVESCO EUPROPEAN CDO I S.A.
	By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

	By:	/s/ Scott Baskind
(	Name:	Scott Baskind
	Title:	Authorized Signatory

LCM I LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC,
As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Portfolio Manager

LCM II LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC,
As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Portfolio Manager

LCM III, Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Portfolio Manager

LCM IV, Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager

as a Lender

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Portfolio Manager

LaSalle Bank National Association
as a Lender

By:	/s/ David P. Barrett
Name:	David P. Barrett
Title:	Vice President

LightPoint CLO 2004-1, Ltd.; Premium Loan Trust
1, Ltd.

By:	/s/ Thomas A. Kramer
Name:	Thomas A. Kramer
Title:	Senior Managing Director & CEO

LOAN FUNDING VII LLC
By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.
Its General Partner

By:	/s/ David W. Lancelot
Name:	David W. Lancelot
Title	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital
Management, L.P.

LOAN FUNDING LLC, for itself or as agent for
Corporate Loan Funding IX, LLC
By:	INVESCO Senior Secured
Management, Inc.
As Portfolio Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

LOAN STAR STATE TRUST
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc.
Its General Partner
as a Lender

By:	/s/ David W. Lancelot
Name:	David W. Lancelot
Title	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital
Management, L.P.

LONG LANE MASTER TRUST IV,
as a Lender

By:	/s/ M. Christina Higgins
Name:	M. Christina Higgins
Title:	Assistant Vice President

MADISON PARK FUNDING II
as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

NM Rothschild and Sons Limited
as a Lender

By:	/s/ David Street
Name:	David Street
Title:	Director

By:	/s/ Christopher Coleman
Name:	Christopher Coleman
Title:	Managing Director

Natexis Banques Populaires,
as a Lender

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Vice President

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Vice President, Group Manager

THE NORINCHUKIN BANK, NEW YORK
BRANCH, through State Street Bank and
Trust Company NA
As Fiduciary Custodian

as a Lender

By:	/s/ Michael B. Bottof
Name:	Michael B. Bottof
Title:	Vice President

PETRUSSE EUPOPEAN CLA S.A.
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SAGMORE CLO LTD
By:	INVESCO Senior Secured
Management, Inc.
As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

Sankaty High Yield Partners, II, L.P.
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Katonah IV, Ltd. By Sankay Advisors LLC as Sub-
Advisors
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for
AVERY POINT CLO, LTD., as Term Lender
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Katonah II, Ltd. By Sankaty Advisors LLC as Sub-
Advisors
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Katonah III, Ltd. By Sankaty Advisors LLC as Sub-
Advisors
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill I- INGOTS, Ltd., as Term Lender
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Chatham Light II CLO, Limited, by Sankaty
Advisors, LLC as Collateral Manager
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill II- INGOTS, Ltd., as Term Lender
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for
Race Point CLO, Limited, as Term Lender
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for
Race Point II CLO, Limited, as Term Lender
as a Lender

By:	/s/ Timothy Barns
Name:	Timothy Barns
Title:	Senior Vice President

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured
Management, Inc.
As Asset Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SEQUILLS-LIBERTY, LTD.
By:	INVESCO Senior Secured
Management, Inc.
As Asset Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ Geoff McNamara
Name:	Geoff McNamara
Title:	Vice President

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Bristol CLO, Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Modena CLO, Ltd.
By:	Stanfield Capital Partners LLC
as its Asset Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

STANWICH LOAN FUNDING
as a Lender

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

TOLLI & CO.
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Trumbull THC2 Loan Funding LLC, for itself or as
agent for Trumbull THC2 Loan Funding LLC
as a Lender

By:	/s/ Mat Thomason
Name:	Mat Thomason
Title:	Assistant Vice President

UBS AG, Stamford Branch
[LENDER], as a Lender

By:	/s/ Marie A. Haddad
Name:	Marie A. Haddad
Title:	Associate Director
Banking Products
Service, US

By:	/s/ Sailoz Sikka
Name:	Salioz Sikka
Title:	Associate Director
Banking Products
Service, US

Windsor Loan Funding, Limited
By:	Stanfield Capital Partners LLC
as its Investment Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title: Managing Partner